Aptus International Enhanced Yield ETF Trading Symbol: IDUB Listed on Cboe BZX Exchange, Inc.	Summary Prospectus May 1, 2023 www.aptusetfs.com

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated May 1, 2023, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.aptusetfs.com/idub/. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The Aptus International Enhanced Yield ETF (the “Fund”) seeks capital appreciation and current income.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.39%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses	0.43%
1 Restated to reflect the Fund’s contractual management fee effective May 1, 2023.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$44	$138	$241	$542
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal period July 22, 2021 (commencement of operations) through April 30, 2022, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.
Principal Investment Strategy
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its objective through a hybrid equity and equity-linked note (“ELN”) strategy. The Fund invests primarily in a portfolio of other ETFs that invest in equity securities of non-U.S. (international) companies in developed and emerging markets throughout the world (the “Equity Strategy”) and invests the remainder of its assets in ELNs to generate income (the “ELN Strategy”).

The Fund may also invest in depositary receipts representing individual equity securities of non-U.S. companies of any size, although such depositary receipts will generally comprise less than 20% of the Fund’s net assets.
Equity Strategy
Through its Equity Strategy, under normal circumstances, the Fund invests approximately 90% of its assets in other ETFs that invest in the equity securities of non-U.S. companies. The Fund may also invest in common stocks and depositary receipts as part of its Equity Strategy.
Aptus Capital Advisors, LLC, the Fund’s investment adviser (“Aptus” or the “Adviser”), generally expects to allocate approximately 45–80% of the Fund’s exposure to developed markets and approximately 10–45% to emerging markets. Aptus selects the ETFs in which the Fund invests based on a variety of characteristics, including the particular geographic exposure provided by the portfolio of securities held by the ETF, the cost to invest in and trade the ETF’s shares, and the size of the ETF, among others. Aptus selects the individual depositary receipts in which the Fund invests based on a company’s fundamental and momentum characteristics to try to identify attractive opportunities for growth.
ELN Strategy
In order to generate income, the Fund typically invests approximately 10% of its net assets in ELNs. ELNs are investment products structured as notes that are issued by counterparties, including banks, broker-dealers or their affiliates, and designed to offer a return linked to the underlying instruments within the ELN.
ELNs in which the Fund invests are derivative instruments that are specially designed to combine the economic characteristics of a non-U.S. equity ETF, non-U.S. equity index, or individual non-U.S. equity securities (the “Underlying Instruments”) and option spreads in a single note form. Option spreads consist of (i) writing (selling) call options on the Underlying Instruments, while (ii) simultaneously reinvesting a portion of such premium to buy call options on the Underlying Instrument.
The ELNs provide recurring cash flow to the Fund based on the premiums from the call options the ELNs write and are an important source of the Fund’s return. Generally, when purchasing an ELN, the Fund pays the counterparty the current value of the ELN’s Underlying Instruments plus the cost to structure the ELN. Upon the maturity of the note, the Fund generally receives the par value of the note, plus interest, plus or minus a return based on the appreciation or depreciation of the Underlying Instruments.
The Fund invests in ELNs to enhance the Fund’s yield (i.e., for income generation from premiums on options sold and capital appreciation potential). When the Fund invests in ELNs, the Fund receives cash but this limits the Fund’s opportunity to profit from an increase in the market value of the instrument because of the limits relating to the call options written within the particular ELN.
The ELNs in which the Fund invests generate interest, which is paid following the maturity of the ELN. The ELNs in which the Fund invests are highly customizable, individually negotiated, bilateral instruments that typically have a maturity between one week and six months. The Fund caps its exposure to ELNs with a single counterparty at 5% of the Fund’s assets. The ELNs in which the Fund invests may not be sold to third parties. In order to redeem an ELN, the Adviser would sell back the ELN to the issuing counterparty and unwind the components of the ELN (i.e., the Underlying Instruments and the options spread).
In selecting ELNs for the Fund, the Adviser considers the potential income the Underlying Instruments will generate and the potential gains or losses that could be experienced by the Underlying Instruments, as well as the liquidity of the Underlying Instruments and the maturity of the ELN.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. Additionally, the Adviser may actively and frequently purchase and sell securities for the Fund.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund.”
•Capital Controls and Sanctions Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to foreign government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for Shares, and cause the Fund to decline in value.
•Counterparty Risk. Counterparty risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
•Currency Exchange Rate Risk. The Fund invests primarily in other ETFs that have exposure to securities denominated in non-U.S. currencies or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
•Depositary Receipt Risk. Depositary Receipts involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. Depositary Receipts listed on U.S. exchanges are issued by banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in Depositary Receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the Depositary Receipts may not provide a return that corresponds precisely with that of the Underlying Shares.
•ELNs Risk. Investing in ELNs may be more costly to the Fund than if the Fund had invested in the Underlying Instruments directly. Investments in ELNs often have risks similar to the Underlying Instruments, which include market risk, foreign securities risk, and currency risk. The Underlying Instruments of the ELN involve the use of options under the terms defined in the ELN itself. Due to the utilization of options and depending on the terms of the ELN, the ELN may be sensitive to leverage risk. That leverage risk is limited to the change in the value of the ELN and its terms. Investments in ELNs allow for enhanced yield but are subject to limited upside appreciation potential based on movements of a single underlying reference asset, basket of stocks, or index of equity securities. The Fund’s losses from investing in an ELN is limited to the principal amount that the Fund invested in such ELN. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as credit or counterparty risk. Should the prices of the Underlying Instruments move in an unexpected manner, the Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the entire principal investment. Investments in ELNs are also subject to liquidity risk, meaning that ELNs may be difficult to sell and value. A lack of liquidity of an ELN may also cause the value of the ELN to decline. In addition, ELNs may exhibit price behavior that does not correlate with the Underlying Instruments. ELN investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of these investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Unlike a direct investment in equity securities, ELNs typically involve a term or expiration date, potentially increasing the Fund’s turnover rate, transaction costs and tax liability.
•Emerging Markets Risk. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Shares and cause the Fund to decline in value. Less information may be available about companies in emerging markets than in developed markets because such emerging markets companies may not be subject to accounting, auditing, and financial reporting standards or to other regulatory practices required by U.S. companies. Additionally, limitations on the availability of financial and business information about companies in emerging markets may affect the Index Provider’s ability to accurately determine the companies that meet the Index’s criteria.
◦Geopolitical Risk. Some countries and regions in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally. Such geopolitical and other events may also disrupt securities markets and, during such market disruptions, the Fund’s exposure to the other risks described herein will likely increase. Each of the foregoing may negatively impact the Fund’s investments.
•ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or

(ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because the Fund’s investments have exposure to securities that may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, there are likely to be deviations between the current price of a security and the security’s last quoted price from the closed foreign market. This may result in premiums and discounts that are greater than those experienced by domestic ETFs.
◦Trading. Although Shares are listed for trading on Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.
•Foreign Investment Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments. Companies in many foreign markets are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in the U.S., and as a result, information about the securities in which the Fund invests may be less reliable or complete. Foreign markets often have less reliable securities valuations and greater risk associated with the custody of securities than the U.S. There may be significant obstacles to obtaining information necessary for investigations into or litigation against companies and shareholders may have limited legal remedies.
•Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.
•Limited Operating History. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
•Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.
•Market Risk. The trading prices of the securities held by the Fund, as well as the Underlying Instruments of the ELNs, fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. Local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, spread of infectious diseases or other public health issues, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. For example, the global pandemic caused by COVID-19, a novel coronavirus, and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, has had negative impacts, and in many cases severe impacts, on markets worldwide. The COVID-19 pandemic has caused prolonged disruptions to the normal business operations of companies around the world and the impact of such disruptions is hard to predict. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. As a result, an investor could lose money over short or long periods of time.

• Market Capitalization Risk.
◦Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. The Fund’s performance may be adversely affected if securities of large cap companies outperform the market as a whole because the Fund invests in ELNs with short call option spreads on large cap equities. Because ELNs generate income from premiums on options sold and are subject to limited upside appreciation given their use of short call option spreads on large cap equities, the outperformance of, or volatility related to, large cap companies may adversely impact the ELN’s performance, which in turn may adversely impact Fund performance.
◦Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies, but they may also be subject to slower growth than small-capitalization companies during times of economic expansion. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole, but they may also be nimbler and more responsive to new challenges than large-capitalization companies. Some mid-capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies. The Fund’s performance may be adversely affected if securities of mid cap companies outperform the market as a whole because the Fund invests in ELNs with short call option spreads on mid cap equities. Because ELNs generate income from premiums on options sold and are subject to limited upside appreciation given their use of short call option spreads on mid cap equities, the outperformance of, or volatility related to, mid cap companies may adversely impact the ELN’s performance, which in turn may adversely impact Fund performance.
•Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
•Options Risk. The Fund invests in ELNs that utilize call options. Purchasing and selling (writing) options are speculative activities and entail greater than ordinary investment risks. The use of options can lead to losses because of adverse movements in the price or value of the reference asset, which may be magnified by certain features of the options. Purchasing options involves the payment of premiums, which may adversely affect the ELNs, and, consequently, the Fund’s performance. Purchased options may expire worthless resulting in the ELN’s loss of the premium it paid for the option. When selling an option, the ELN will receive a premium; however, this premium may not be enough to offset a loss incurred by the ELN if the price of the underlying asset is above the strike price by an amount equal to or greater than the premium. In addition, to the extent a written option that is part of an option spread strategy is exercised, the corresponding option purchased by the ELN to mitigate losses as part of an option spread strategy is not expected to offset all losses from the written option.
•Other Investment Companies Risk. The risks of investing in other ETFs typically reflect the risks associated with the investment strategies of the other ETFs and the types of instruments in which the other ETFs invest. By investing in another ETF, the Fund becomes a shareholder of that ETF and bears its proportionate share of the fees and expenses of the other ETF. The Fund may be subject to statutory limits with respect to the amount it can invest in other ETFs, which may adversely affect the Fund’s ability to achieve its investment objective. Investments in ETFs are also subject to the “ETF Risks” described above.
Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar year ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compared with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is also available on the Fund’s website at www.aptusetfs.com.
Effective May 1, 2023, the Fund no longer pursues a strategy by which the Fund purchases and/or writes call or put options on broad-based, non-US equity indexes or ETFs to limit downside risk, create equity exposure, and/or generate premiums from writing call options; rather, the Fund pursues a hybrid equity and ELN strategy. Consequently, performance for periods prior to May 1, 2023, does not reflect the Fund’s current investment objective and principal investment strategy. The Fund’s performance may have differed if the Fund’s current strategy had been in place.

Calendar Year Total Return
For the year-to-date period ended March 31, 2023, the Fund’s total return was 4.02%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 8.34% for the quarter ended December 31, 2022, and the lowest quarterly return was -12.48% for the quarter ended June 30, 2022.
Average Annual Total Returns for the Period Ended December 31, 2022

Aptus International Enhanced Yield ETF	1 Year	Since Inception (July 22, 2021)
Return Before Taxes	-19.59%	-14.86%
Return After Taxes on Distributions	-20.22%	-15.56%
Return After Taxes on Distributions and Sale of Shares	-11.39%	-11.34%
MSCI AC World Index ex USA Net (reflects no deduction for fees, expenses, or taxes)	-16.00%	-11.34%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Portfolio Management
Investment Adviser
Aptus Capital Advisors, LLC serves as investment adviser to the Fund.
Portfolio Managers
Each of the following individuals has been a portfolio manager of the Fund since its inception in July 2021:
John D. (“JD”) Gardner, Chief Investment Officer and Managing Member at the Adviser
John Luke Tyner, Portfolio Manager and Equity Analyst at the Adviser
David Wagner III, CFA, Portfolio Manager and Analyst at the Adviser
Brad Rapking, CFA, Portfolio Manager and Analyst at the Adviser
Mark Callahan, Portfolio Manager and Head of Trading at the Adviser
Purchase and Sale of Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.aptusetfs.com/idub/.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.